UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )
Filed by the Registrant   ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12
KushCo Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐ Fee paid previously with preliminary materials:
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
(1) Amount previously paid: N/A
(2) Form, Schedule or Registration Statement No.:
(3) Filing party:
(4) Date Filed:

The following communication was sent by KushCo Holdings, Inc. (the "Company") to its employees on May 21, 2021:

KushCo – Integration Update Email

Subject:     Our Proposed Merger with Greenlane – Overview of Greenlane’s Business
To:         KushCo Employees
From:         Nick Kovacevich
Date:         Friday, May 21, 2021

Dear fellow KushCo team members:

As part of our bi-weekly updates regarding our proposed merger with Greenlane Holdings, Inc (“Greenlane”)1, I wanted to share some additional information about Greenlane’s business. As a reminder, you’ll continue to hear from me and other members of KushCo’s leadership team on a regular basis until the merger is consummated, assuming we receive the requisite stockholder approval and all closing conditions are satisfied.

Today, I’d like to cover two topics: 1) share Greenlane’s latest presentation deck, which provides a comprehensive overview of their business and 2) guide you in accessing additional information on Greenlane’s business.

Greenlane Presentation Deck

We are excited to be making substantial progress in our integration planning process, and wanted to take a moment to provide a more comprehensive overview of Greenlane’s business.

Attached to this email is a presentation document, which provides a high-level overview of Greenlane’s business. We will be going over this document during our companywide meeting later today, but please have a look beforehand, and if helpful, feel free to review it side-by-side with our latest company presentation, which can be found on our IR website at www.ir.kushco.com or by clicking here.

Where to Find Additional Information on Greenlane’s Business

We hope that this presentation document provides you with a better understanding of Greenlane’s business, and will share additional information, as needed, going forward. However, if you are interested in learning more about Greenlane’s business, I encourage you to visit their website at www.gnln.com, where you can explore and learn more about Greenlane’s current management team, history, accolades, and brands, among other relevant information.

You can also visit Greenlane’s IR website at www.investor.gnln.com, where you can find all their historical press releases, financial information, events and presentations. It’s worth noting that Greenlane released their first quarter 2021 financial results earlier this week, and I encourage you all to check out their latest earnings release and listen to the replay of their first quarter 2021 earnings call webcast for a more recent snapshot of their financial performance.

Last, but not least, I encourage you to sign up to Greenlane’s investor email alerts at https://investor.gnln.com/shareholder-services/email-alerts to stay apprised of the latest press releases and events.

As a reminder, if you have any questions related to the merger or Greenlane’s business in general, please submit your questions by emailing Ask@kushco.com. We will continue to collect them and ensure that you receive answers in a timely fashion.

We appreciate all your hard work to ensure KushCo’s continued success, as we move along with our integration plans. We look forward to bringing together these two teams into one family, and remain excited by the potential to become one of the largest and most established ancillary companies in an industry that we believe is just beginning to explode. Stay tuned for more updates, and I wish you all a happy weekend!

Cheers,

Nick Kovacevich | KushCo Holdings, Inc. | CEO
6261 Katella Ave Ste 250, Cypress, CA 90630
nick@kushco.com | call/text: 714.462.1523
This electronic message contains information from KushCo Holdings, Inc. The contents may be privileged and confidential and are intended for the use of the intended addressee(s) only. If you are not an intended addressee, note that any disclosure, copying, distribution, or use of the contents of this message is prohibited. If you have received this e-mail in error, please contact me immediately.

[1] Greenlane is a NASDAQ listed public reporting company under ticker “GNLN”. KushCo is traded on the OTCQX market under ticker “KSHB”.
Cautionary Statement Regarding Forward-Looking Statements
This communication includes forward-looking statements. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. These statements are based on management’s current expectations, beliefs and assumptions. While KushCo’s management believes the assumptions underlying the forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the parties and others following announcement of the Merger Agreement; (3) the inability to consummation the proposed merger due to the failure to obtain the requisite stockholder approvals or the failure to satisfy other conditions to completion of the proposed merger; (4) risks that the proposed transaction disrupts current plans and operations of KushCo and/or Greenlane; (5) the ability to recognize the anticipated benefits of the proposed merger; and (6) the amount of the costs, fees, expenses and charges related to the proposed merger; and the other risks and important factors contained and identified in KushCo’s and Greenlane’s filings with the SEC, such as their respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2020, any of which could cause actual results to differ materially from the forward-looking statements in this communication.
There can be no assurance that the proposed merger will in fact be consummated. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this communication. Neither KushCo nor Greenlane is under any duty to update any of these forward-looking statements after the date of this communication, nor to conform prior statements to actual results or revised expectations, and neither KushCo nor Greenlane intends to do so.
Important Information for Investors and Stockholders
In connection with the proposed merger, Greenlane expects to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Greenlane and KushCo that also constitutes a prospectus of Greenlane, which joint proxy statement will be mailed or otherwise disseminated to Greenlane’s and KushCo’s respective stockholders when it becomes available. Greenlane and KushCo also plan to file other relevant documents with the SEC regarding the proposed merger. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT

DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by KushCo and Greenlane with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the companies will be available free of charge on their respective websites at www.kushco.com and www.gnln.com.
Participants in Solicitation
KushCo, Greenlane and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed merger. Information about the directors and executive officers of KushCo is set forth in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on December 28, 2020. Information about the directors and executive officers of Greenlane is set forth in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 24, 2020. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
No Offer or Solicitation
This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

# DISCLAIMER

**CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS**

THIS PRESENTATION INCLUDES FORWARD-LOOKING STATEMENTS MADE BY REPRESENTATIVES OF GREENLANE HOLDINGS, INC. ("GREENLANE"). THESE FORWARD-LOOKING STATEMENTS GENERALLY CAN BE IDENTIFIED BY PHRASES SUCH AS "WILL," "EXPECTS," "ANTICIPATES," "FORESEES," "FORECASTS," "ESTIMATES" OR OTHER WORDS OR PHRASES OF SIMILAR IMPORT. THESE STATEMENTS ARE BASED ON CURRENT EXPECTATIONS, FORECASTS, AND PROJECTIONS, INCLUDING (BUT NOT LIMITED TO): CAPITAL MARKET CONDITIONS, THE CURRENT AND FUTURE PERFORMANCE OF GREENLANE'S BUSINESS; THE COMPANY'S LONG-TERM FINANCIAL TARGETS; GROWTH IN DEMAND FOR GREENLANE'S PRODUCTS; GROWTH IN THE MARKET FOR CANNABIS, NICOTINE AND HEMP-DERIVED CBD ACCESSORIES; GREENLANE'S MARKETING AND COMMERCIALIZATION EFFORTS; GREENLANE'S FINANCIAL OUTLOOK AND EXPECTATIONS; THE COMPLETION OF GREENLANE'S PROPOSED MERGER (THE "TRANSACTION") WITH KUSHCO HOLDINGS, INC. ("KUSHCO"); THE ABILITY TO RECOGNIZE THE ANTICIPATED BENEFITS OF THE TRANSACTION; AND THE OTHER RISKS AND IMPORTANT FACTORS CONTAINED AND IDENTIFIED IN GREENLANE'S AND KUSHCO'S FILINGS WITH THE SEC, SUCH AS THEIR RESPECTIVE ANNUAL REPORTS ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2020, ANY OF WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS IN THIS PRESENTATION. FORWARD-LOOKING STATEMENTS SHOULD NOT BE READ AS A GUARANTEE OF FUTURE PERFORMANCE OR RESULTS AND WILL NOT NECESSARILY BE ACCURATE INDICATIONS OF THE TIMES AT, OR BY WHICH, SUCH PERFORMANCE OR RESULTS WILL BE ACHIEVED. FORWARD-LOOKING INFORMATION IS BASED ON INFORMATION AVAILABLE AT THE TIME AND/OR MANAGEMENT'S GOOD FAITH BELIEF WITH RESPECT TO FUTURE EVENTS, AND IS SUBJECT TO RISKS AND UNCERTAINTIES, SOME OR ALL OF WHICH ARE NOT PREDICTABLE OR WITHIN THE CONTROL OF GREENLANE OR KUSCHCO, THAT COULD CAUSE ACTUAL PERFORMANCE OR RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN THE FORWARD-LOOKING STATEMENTS.

**IMPORTANT INFORMATION FOR INVESTORS AND STOCKHOLDERS**

**PARTICIPANTS IN SOLICITATION**

**NO OFFER OR SOLICITATION**

greenlane

Private & Confidential

ABOUT GREENLANE

Greenlane (NASDAQ: GNLN) is one of the cannabis industry's first global brand groups. From our immersive retail experience to our world-class CPG services and product development, Greenlane has its fingers on the pulse of all things cannabis.

Greenlane is home to a selection of distinguished brands including VIBES™, Higher Standards, Marley Natural™, and Pollen Gear™—Greenlane's award-winning packaging solutions. We continue to diversify our portfolio and defy industry limitations through art, music, technology, and fashion.

Greenlane offers a global omnichannel approach to cannabis accouterments, utilizing our network, agility, and industry insight to be positioned wherever consumers congregate. Greenlane also specializes in third-party distribution and is the partner of choice for some of the industry's most in-demand names including PAX Labs™, Storz & Bickel, Cookies, Grenco Science, and DaVinci.

VIBES

greenlane

# WHO WE ARE

The preeminent global platform for the development and distribution of premium cannabis accessories and consumer-packaged goods.

**greenlane WHOLESALE**
Over 11,000 B2B customers including independent retailers, licensed producers, chain stores, and licensed dispensaries.

**greenlane CHANNEL + DROPSHIP**
Shipment of our products for our customers who operate third-party websites.

**greenlane RETAIL**
Online retail with over ~200,000 unique monthly visitors across e-commerce sites and Higher Standards brick and mortar.

**greenlane STUDIO**
Our creative hub where our award-winning designers collaborate and bring ideas to life.

**greenlane SUPPLY + PACKAGING**
Ancillary products, namely premium, patented, child-resistant packaging & closed-system hardware solutions.

**GREENLANE BRANDS**
**Greenlane House Brands Leverage 15+ Years of Proprietary Data & Market Knowledge**

HIGHER STANDARDS | K.Haring | AEROSPACED | eyce | pollen gear | pollen tech | VIBES | MARLEY NATURAL

Private & Confidential

# TIMELINE

## 2005
**Warehouse Goods**
Company is founded as a single-product distributor of desktop vaporizers

## 2007
**Vapeworld.com**
VapeWorld.com launches & quickly became a leading e-commerce website

## 2010
**Warehouse**
Establishes the first self-managed warehouse, located in Boca Raton, FL

## 2011
**Merger**
Co-founders, Aaron LoCascio & Adam Schoenfeld, merge their businesses to become an industry heavyweight & gain bicoastal distribution

## 2012
**PAX**
Enters into a distribution agreement with PAX Labs & brought the PAX vaporizer to market

## 2013
**Canada**
Expands Canadian footprint with the addition of the Ontario-based office and distribution facility

## 2016
**Greenlane**
Rebrands Warehouse Goods as Greenlane

## 2017
**Higher Standards**
Launches Higher Standards & opens its flagship store in New York City's Chelsea Market

## 2018
**Vapornation**
Acquired VaporNation.com, a leading e-commerce website & competitor of VapeWorld.com

**Investment**
Takes outside investment for the first time & completed $48,000,000 convertible note financing

## 2019
**Pollen Gear**
Acquires Pollen Gear™, a leading producer of premium, customizable child-resistant packaging solutions

**Greenlane Europe**
Expands global footprint with European acquisition of Conscious Wholesale

**VIBES**
Launches VIBES™, a collection of premium rolling paper

## 2020
**HS Uruguay**
Opens Higher Standards shop-in-shops in Punta Del Este, Uruguay, marking Higher Standards' first international locations

**Marley Natural**
Announces global distribution of Marley Natural™ products

## 2021
**LPP**
Partners with the Last Prisoner Project, a nonprofit dedicated to bringing restorative justice to the cannabis industry

**MPP**
Partners with the Marijuana Policy Project, the number one organization in the U.S. legalizing cannabis

**EYCE**
Acquires Eyce, the industry's leading silicone smoking products brand

**Merger**
Enters into a definitive merger agreement with KushCo

greenlane
Private & Confidential

# STATISTICS

$125.2M
RECORD
CORE BUSINESS
REVENUE IN 2020

90.5%
OF FY2020 REVENUE
DERIVED FROM CORE
BUSINESS

46.3%
GROWTH IN
GREENLANE BRANDS
REVENUE YOY

$30.4M
YEAR-END 2020
CASH BALANCE

5
GLOBAL
DISTRIBUTION
HUBS

15
YEARS OF
INDUSTRY
EXPERIENCE

50+
PARTNERSHIPS
WITH KEY BRANDS

10M+
CONSUMER REACH
THROUGH DIRECT +
RETAIL
RELATIONSHIP

greenlane (1) AS OF DECEMBER 31, 2021 Click Here To View The Full Investor Deck Private & Confidential

# STATISTICS

**15+**
YEARS OF INDUSTRY EXPERIENCE

**1M+**
SOCIAL FOLLOWERS

**+110%**
ECOMMERCE SALES FROM 2019 TO 2020

**8**
OWNED BRANDS TO DATE

**5000+**
STORES CARRY GREENLANE BRANDS GLOBALLY

**320 BPS**
YOY ADJUSTED GROSS MARGIN*

(1) AS OF DECEMBER 31, 2021

greenlane

Private & Confidential

STRATEGIC DISTRIBUTION FOOTPRINT

We have focused our logistics footprint and optimized service for our customers in the United States and Canada, and have recently acquired a platform for expanding in Europe. We operate 5 highly automated distribution centers with global reach.

HEADQUARTERS
OFFICE
STORE
DISTRIBUTION CENTER

greenlane
Private & Confidential

WHOLESALE

With a comprehensive catalog of premium consumer-packaged goods, Greenlane Wholesale offers the highest quality vaporization and smoking brands at the best prices with top-notch service. Greenlane masters trade activation by creating a seamless balance between marketing and trade show presence.

greenlane
GET 10% OFF
YOUR FIRST ORDER
WHEN YOU SPEND $1,000
TOP CATEGORIES

greenlane
Private & Confidential

# PRODUCT CATEGORIES

Greenlane offers a comprehensive CPG assortment for our customers and stores, representing top brand merchandise in all categories.

greenlane

Parts & Accessories

Vaporizers & Components

Papers & Wraps

Hemp CBD

VIBES

Tools & Appliances

Grinders & Storage

Functional Glass

greenlane

Private & Confidential

# CHANNEL & DROPSHIP

Greenlane's Channel & Dropship program provides our catalog of products to customers who operate third-party websites. Our efficient and highly automated warehouses are capable of meeting customer demands to ensure orders are delivered on time.

greenlane

greenlane

Private & Confidential

# DIRECT-TO-CONSUMER

vapor.com
STORZ & BICKEL
VAPE ANYWHERE ANYTIME
GHOST MV1
Volcano

**E-COMMERCE:** With vapor.com, we drive critical mass with users to rationalize a unique, offline marketing strategy to reach cannabis consumers. We're poised to become the leading e-commerce destination for cannabis connoisseurs in the United States, Canada, Europe, and beyond.

**RETAIL:** Through our Higher Standards retail locations, we can keep a finger on the a pulse of the market and customers, informing our strategy for the most effective store merchandising. Our groundbreaking locations are in New York City's Chelsea Market, Malibu, California & Barcelona, Spain through our partnership with Cookies. We also continue to grow our shop-in-shop presence in both North America and South America.

greenlane

Private & Confidential

# SUPPLY & PACKAGING

Greenlane offers the best custom-branded devices and accessories, premium child-resistant compliant packaging, and closed-system vaporizations solutions at competitive prices.

We connect the industry's most in-demand products to unique brands—working with us enables unlimited access to a myriad of top products across multiple categories.

greenlane

Private & Confidential

# SUPPLY & PACKAGING

### AWARD-WINNING PREMIUM PRODUCTS

Pollen Gear™ is a leading producer of premium, patented, customizable child-resistant packaging solutions. Pollen Gear was recognized as a Top 100 Cannabis Company in 2018 by Entrepreneur Magazine.

### PACKAGING COMPLIANCE EXPERTISE

The legal market is a constantly-evolving landscape. Our highly-skilled sales team is trained on domestic as well as international packaging compliance.

### TOTAL INTERNATIONAL COVERAGE

Our six strategically located distribution centers provide optimal coverage of the North American and European markets.

### EXCLUSIVE MANUFACTURER ALLIANCES

Greenlane's comprehensive offering serves all sectors of the industry, from cultivators and processors, to edible brands and retailers.

### CONSULTATIVE EXPERIENCE

Greenlane is an all-encompassing source for packaging compliance, printing design, manufacturing, and full product development expertise.

### CUSTOM PRODUCT DESIGN SERVICES

Utilizing our award-winning design experts from Pollen Gear, we're able to develop unique packaging that meets customers' individual needs.

Private & Confidential

# THE GREENLANE BRAND PORTFOLIO

VIBES | HIGHER STANDARDS | AEROSPACED | MARLEY NATURAL | K.Haring GLASS COLLECTION BY HIGHER STANDARDS | pollen gear

greenlane

Private & Confidential

VIBES

Looking to expand his empire, and with a vision in mind, Berner joined forces with Greenlane. Wanting to create the ultimate experience for smoking connoisseurs, we concentrated on defining and delivering strategic ideas that would create a competitive edge. Cognizant that any brand we created using Berner's intellectual property would need to be more disruptive than traditional, our industrial designers and creative team developed VIBES™—a collection of premium rolling papers, smoking accessories, and swag that caters to the urban and counterculture communities.

VIBES

HIGHER STANDARDS

Higher Standards was created to provide true connoisseurs with the tools they need for the most elevated smoking experience. Higher Standards offers a fresh approach to a cannabis lifestyle brand, developing a collection of USA-made, heavy-duty glass, premium care and maintenance products, and apparel and lifestyle goods. Over the years, we've seen the iconic HS Triangle adorn products in new categories as they've collaborated with some of the world's most exciting brands.

In addition to opening renowned flagship stores in New York City and Malibu, Higher Standards has developed a North American shop-in-shop presence.

greenlane

Private & Confidential

K.Haring®
GLASS COLLECTION
BY HIGHER STANDARDS

The K.Haring Glass Collection by Higher Standards is functional art and lifestyle products emboldened with the powerful, iconic imagery of legendary artist Keith Haring. A social activist and creative visionary, Haring used his artwork to spread messages of peace, love, equality, and compassion. The K.Haring Glass Collection carries on his legacy, breaking boundaries and bringing colorful works of art into the everyday counterculture lifestyle.

MARLEY NATURAL™

Dedicated to creating unique, quality products, Marley Natural™ offers an elevated line of products made from sustainably grown black walnut and hand blown glass, ensuring durability, premium design, and timeless style. Balancing intuitive form with subtle accents, each piece is designed to evoke the Jamaican spirit.

greenlane
Private & Confidential

## eyce®

Eyce takes classic smoking styles and elevates them with ultra functional designs. With most of its products crafted from virtually indestructible platinum-cured silicone and borosilicate glass, Eyce stands out from its all glass counterparts. Extremely durable and portable, the platinum-cured silicone ensures high-heat resistance while also providing flexibility and a comfortable grip.

Designed to deliver discreet sessions that can be easily accomplished on the go, most products in the collection feature a built-in stash jar and are equipped with a material tool. All Eyce products are easy to clean and come in a variety of kaleidoscopic colors.

## pollen gear™

Pollen Gear™, a leading producer of premium, patented, customizable child-resistant packaging solutions, creates innovative products that promote product safety and responsible consumption in legal cannabis markets. The original patented creator of the LoPro and HiLine glass jar collections, Pollen Gear is credited with creating the child-resistant packaging category and continues to expand its product assortment with new, pioneering solutions. Pollen Gear was recognized as a Top 100 Cannabis Company in 2018 by Entrepreneur Magazine.

greenlane

Private & Confidential

AEROSPACED™
BY HIGHER STANDARDS

Aerospaced by Higher Standards, the luxe smoking authority, sets the standard in grinder quality. These grinders feature aircraft-grade aluminum and sharp, diamond-shaped teeth that finely shred material to an even consistency—preparing you for an unmatched smoking experience.

AEROSPACED

AEROSPACED

GROOVE

Greenlane's mass-market offering, Groove, will equip smoke shops with essential glass pipes and accessories their customers want—at entry-level price points.

GROOVE
greenlane

greenlane
Private & Confidential

EVENTS AND ACTIVATIONS

MJBizCon Las Vegas Kickback

K.Haring x Diamond Supply Launch Event

greenlane

GNLN Trade Show Presence

WISH
YOU
WERE
HERE

GNLN Company Meeting

Private & Confidential